         ------------------------------------------------------------
                               MORGAN STANLEY
                                 DEAN WITTER
                               EASTERN EUROPE
                                 FUND, INC.
         ------------------------------------------------------------







                                  ANNUAL REPORT
                                DECEMBER 31, 1999
                           MORGAN STANLEY DEAN WITTER
                           INVESTMENT MANAGEMENT INC.
                               INVESTMENT ADVISER




                           MORGAN STANLEY DEAN WITTER
                            EASTERN EUROPE FUND, INC.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
-------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
-------------------------------------------------------------------------------
CUSTODIAN

The Chase Manhattan Bank
Chaseside
Bournemouth BH7 7DB
United Kingdom

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
-------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
-------------------------------------------------------------------------------
LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
-------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/institutional/investmentmanagement.

LETTER TO SHAREHOLDERS
----------

For the year ended December 31, 1999, the Morgan Stanley Dean Witter Eastern Europe Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 61.11% compared to 67.30% for the Fund's benchmark (described below). For the period from the Fund's commencement of operations on September 30, 1996 through December 31, 1999, the Fund had a total return, based on net asset value per share, of 22.81% compared with 14.23% for its benchmark. For the period from September 30, 1996 through December 31, 1997, the Fund's performance had been compared with the Russia (Moscow Times 50) and New Europe Blended Composite. This composite was comprised of 50% of the Moscow Times 50 Index and 50% of the market capitalization weighted Morgan Stanley Capital International (MSCI) local indices for the Czech Republic, Hungary and Poland, including dividends. Since January 1, 1998, the Fund's performance has been compared with the Russia and New Europe Composite. This composite is comprised of the market capitalization weighted MSCI local indices for Russia, Poland, the Czech Republic and Hungary. On December 31, 1999, the closing price of the Fund's shares on the New York Stock Exchange was $16 7/8, representing a 17.2% discount to the Fund's net asset value per share.

Once again, the surprising twists and turns of Russian politics dominated investor focus in the region during the end of 1999. Two major political developments during December, namely Parliamentary elections and the resignation of President Boris Yeltsin, will continue to impact the stock market and the country's economic development well into the year 2000. Elections in the Russian Parliament (the Duma) in mid-December resulted in a dilution of left-wing representation and a surprise victory for pro-government forces. The recently formed Unity Party (supported by the Yeltsin administration), the right wing Union of Right Forces and other pro-reformers all won more seats than anyone had expected. For the first time in the country's short history of democracy, Parliament was not dominated by Communist forces. The biggest political surprise of the year, however, was the resignation of President Boris Yeltsin. Expressing his desire to usher in the new millenium with "young blood" at the country's helm, Yeltsin chose the last day of the year to step down and allow Prime Minister Vladimir Putin to become acting president of Russia. Yeltsin's premature departure reduces by approximately three months the lengthy period of pre-election instability.
As prime minister, Putin has become enormously popular, in part due to the general public's view that he will rule with a strong hand and can strengthen the Russian state. Putin has aggressively pursued the war in Chechnya and often speaks of reinvigorating Russia's deteriorating military.

Presidential elections are scheduled for March and Putin, boosted by his status as acting head of state, is the outstanding favorite to win. Although Putin's political and economic agenda is not yet known, if he wins, political stability will improve dramatically. Up to and following the election, the market will focus on the people with whom Putin surrounds himself. The president's cabinet will ultimately be the key to reform. Before Russia can return to steady and sustainable economic growth, the government must implement a number of structural reforms, including a solution to the non-payments problem, reform of the tax system, rational regulatory structures and improved legal environment. To achieve success, close cooperation between the Duma and the president, an unprecedented event, is required. Russia could be beginning a new stage of its political and economic development.

Starting from relatively depressed levels of 1998 and fueled by a significant reduction in perceived political risk of investing in Russia, the stock market performed phenomenally for the year. The Fund benefited strongly from large positions in Russian oil stocks, Lukoil and Surgutneftegaz, which rallied 155% and 396%, respectively. In particular, Surgutneftegaz's profits rose phenomenally due to the benefits of the devaluation and markedly higher oil prices, combined with the companies ability to significantly increase its output. The Fund also maintained a large position in Unified Energy Systems
(UES), the electricity monopoly, which rose 293% for the year. UES and other utilities will be significant beneficiaries of a resumption of the reform process.

On the economic front, Russia is in much better shape than in the past, especially when compared with 1996 when Yeltsin started his presidency. The budget is stronger and the federal deficit is estimated to have fallen below 2% of GDP. In comparison, the federal deficit was an alarming 9% of GDP four years ago. In addition, since the devaluation in August 1998, a competitive currency has strongly supported Russia's export sector. Russia also expects to reach an agreement on a comprehensive write-off of Soviet-era debt in the next year, which relieves the country of a huge financial burden. Commodity prices are also on the rise, benefiting Russia's export sector. Economic growth will likely be flat for the year as a whole, which is much better than anyone had anticipated at the beginning of 1999.

One major political risk continues to overhang the Russian market--the war in Chechnya. In retaliation for what Moscow insists was Chechen involvement in a series of terrorists incidents, Russia launched a major offensive to regain control of the Chechen republic, which has resulted in numerous civilian and military casualties. The war's most vocal proponent remains acting-President Putin, whose pursuit of the war has increased his popularity among the Russian populace. The general support for the war could deteriorate if the war continues through next year. The most significant fallout from the war is likely to be strained Russian-Western relations and continued problems with the IMF (International Monetary Fund), which has yet to disburse the latest $640 million tranche that was expected in September. In the past, the Fund has gone to extraordinary lengths to lend to Russia, but disquiet among Western nations appears to have persuaded the IMF to back away. In addition, the war could put pressure on the country's difficult financial resources.

Towards the end of 1999, Russia was considered to be woefully unprepared for the new millennium. As concerns over Y2K preparedness in the emerging markets escalated, investors focused on Russia's near total lack of investment in upgrading technology, both at the governmental and private level, and the risk to the rest of the world of the country's nuclear arsenal. As with the Y2K event around the world, it was a non-event in Russia and Central Europe.

The equity markets of Central Europe displayed lackluster performance during 1999. After a volatile year, the Polish market managed a 31.5% return. Political tension among members of the ruling coalition continues to plague the market. At one point, the market-friendly Minister of Finance threatened to resign over the government's inability to approve a tax reduction plan, roiling the market. After long debates among coalition partners, the Finance Minister kept his post and a crisis was averted. But the coalition remains strained at best and may not survive its term in office. Equity investments also suffered from currency weakness. Delays in privatization and a widening current account put downward pressure on the currency during the middle of the year. By year's end, however, the zloty rebounded and, although delayed, next year's privatization receipts are expected to reach over $7 billion.

On the economic front, the slowdown in the European Union, coupled with the loss of export markets in the East in the wake of the 1998 Russia crisis, continued to hurt Poland's exporters, leading to a growing trade and current account deficit. For 1999, the current account deficit is likely to reach $10 billion or more than 7% of GDP. On the interest rate front, the year started with a boost when the National Bank of Poland (NBP) surprised the market and cut interest rates by 250 basis points. But the NBP adopted a hawkish stance later in the year as rising global energy prices fed into the Polish economy, pushing up inflation and forcing the NBP to start raising interest rates. In November the NBP hiked interest rates by over 2.5%, reversing all the cuts made earlier in the year. Inflation rose to 8.7% in October and will likely increase to over 10% during early 2000, until energy prices, particularly oil, begin to reverse. Economic growth will likely finish the year at around 3.5%, disappointing by Polish growth standards. The economy will likely recover in 2000 growing over 4.5%, the fastest recovering major economy in the region.

The Hungarian stock market had a disappointing year in 1999. The economy remains highly dependent on the European Union business cycle, especially the German economy that absorbs almost 40% of Hungarian exports. Sluggish growth in core Europe during the first half of 1999 led to concerns over Hungary's growing twin deficit problem--high current account and budget deficits. Slower economic growth in Hungary's export markets caused the trade balance to deteriorate and coincident lower domestic GDP growth produced disappointing government revenue collection and a higher budget deficit. Fears of unsustainable external and internal imbalances partly explain the market's significant underperformance compared to other emerging markets during the year. MSCI Hungary rose 11.7% during the year which, comparatively, was one of the worst performing emerging markets. During the end of 1999, however, Western Europe had shown strong signs of economic recovery, greatly improving the prospects for the Hungarian economy in 2000. The current account deficit will likely improve from around 4% of GDP in 1999 to closer to 3% in the year 2000 while GDP growth should improve from 3.8% to 4.5%.

Hungary was hit by higher than expected inflation during the year, a product of the economy's openness and dependency on imported energy. In order for the government to meet its aggressive 6-7% inflation target for next year, it was announced that regulated tariffs would be capped. Lower than expected regulated tariff increases will impact both the telecommunication and utilities sector. In particular, Hungary's largest oil and gas company, MOL, could be negatively impacted by disappointing increases in the regulated price of natural gas. The government and MOL have long negotiated the implementation of a gas-pricing formula that would automatically adjust the company's selling price based on the imported cost price, allowing the company to pass on increases in raw material costs. The government, however, again postponed the price formula adjustment, disappointing the market and leading to the stock's poor performance.

Although the privatization process in the Czech Republic has historically lagged the developments in other countries, progress was made during the second half of 1999 and is set to accelerate in 2000. The government has formulated a concrete plan to privatize both state-owned banks, Ceska Sportitelna and Komercni Banka. Bank privatization has long been anticipated by the market. Czech banks are heavily burdened by a large portfolio of bad loans and credit growth is currently non-existent. A change in ownership from the state to private hands will significantly benefit the allocation of credit in the country. In addition, the government is planning its largest priva-tization in its history, a sale of a 51% stake in the country's key telecommunications concern, the re-named Cesky Telecom. In addition to privatization, the government is also tackling problematic voucher funds that have historically dominated Czech financial markets. Legislation drafted in 1998 mandated that the funds open-end by the year 2002. But most of the largest and well-known investment companies that run the funds are carrying out the transformation early which will have an impact on the market's liquidity. Although the equity market returned only 5.3% for 1999, continued progress on privatization, coupled with an economic recovery, should help the market perform next year.

Sincerely,


/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR

January 2000

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A
RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.



-------------------------------------------------------------------------------

DAILY NET ASSET AND MARKET VALUES, AS WELL AS MONTHLY PORTFOLIO INFORMATION FOR THE FUND, ARE AVAILABLE ON OUR WEBSITE AT www.msdw.com/institutional/investmentmanagement.

Morgan Stanley Dean Witter Eastern Europe Fund, Inc.
Investment Summary as of December 31, 1999 (Unaudited)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

HISTORICAL                                                         TOTAL RETURN (%)
INFORMATION                          --------------------------------------------------------------------
                                        MARKET VALUE (1)      NET ASSET VALUE (2)          INDEX (3)
                                     ---------------------   --------------------   ---------------------
                                                   AVERAGE                AVERAGE                 AVERAGE
                                     CUMULATIVE    ANNUAL    CUMULATIVE   ANNUAL    CUMULATIVE    ANNUAL
                                     ----------    -------   ----------   -------   ----------    -------
                   ONE YEAR            71.98%      71.98%      61.11%      61.11%      67.30%     67.30%
                   SINCE INCEPTION*     1.69        0.52       22.81        6.52       14.23       4.18

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
-------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

                                    [GRAPH]

                                                    YEAR ENDED DECEMBER 31,

                                     1996*           1997              1998               1999
                                    ------          ------            ------             ------
Net Asset Value Per Share........   $20.77          $26.59            $12.65             $20.38
Market Value Per Share...........   $18.00          $23.88             $9.81             $16.88
Premium/(Discount)...............   -13.3%          -10.2%            -22.4%             -17.2%
Income Dividends.................   $ 0.07              --                --                 --
Capital Gains Distributions......       --           $3.68             $0.67                 --
Fund Total Return (2)............    4.18%           48.19%           -50.62%             61.11%
Index Total Return (3)...........    9.25%           48.23%           -57.84%             67.30%

(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) For the period from the commencement of operations through December 31, 1997, the Fund's performance had been compared with the Russia (Moscow Times 50) and New Europe Blended Composite. This composite was comprised of 50% of the market capitalization weighted Morgan Stanley Capital International (MSCI) local indices for the Czech Republic, Hungary and Poland, and 50% of the Moscow Times 50 Index, including dividends. Beginning January 1, 1998, the Fund's performance has been compared with the Russia and New Europe Composite. This composite is comprised of the market capitalization weighted MSCI local indices for Russia, Poland, the Czech Republic and Hungary.
*    The Fund commenced operations on September 30, 1996.

Morgan Stanley Dean Witter Eastern Europe Fund, Inc.
Portfolio Summary as of December 31, 1999
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

DIVERSIFICATION OF TOTAL INVESTMENTS

[GRAPH]

Equity Securities (98.7%)
Short-Term Investments (1.3%)

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

INDUSTRIES

[GRAPH]

Other (3.7%)
Wholesale & International Trade (2.9%)
Utilities -- Electrical & Gas (13.3%)
Telecommunications -- Integrated (29.1%)
Telecommunications -- Long Distance (1.3%)
Misc. Materials & Commodities (3.0%)
Banking (10.4%)
Chemicals (1.8%)
Data Processing & Reproduction (1.3%)
Energy Sources (32.2%)
Health & Personal Care (1.0%)

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

COUNTRY WEIGHTINGS

[GRAPH]

Other (-0.1%)
Czech Republic (10.6%)
Poland (19.9%)
Hungary (22.0%)
Russia (47.6%)

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

TEN LARGEST HOLDINGS*

                                                    PERCENT OF
                                                    NET ASSETS
                                                    ----------
 1.    LUKoil Holdings (Russia)                       16.4%
 2.    Surgutneftgaz (Russia)                         15.8
 3.    Matav Rt. (Hungary)                            14.1
 4.    Unified Energy System (Russia)                 11.1
 5.    Telekomunikacja Polska (Poland)                 7.1
 6.    SPT Telecom (Czech Republic)                    5.8
 7.    OTP Bank Rt. (Hungary)                          3.4
 8.    KGHM Polska Miedz (Poland)                      3.0
 9.    Elektrim (Poland)                               2.9
 10.   Mustcom (Russia)                                2.1
                                                      81.7%
                                                      ----
                                                      ----

   * Excludes short-term investments.

FINANCIAL STATEMENTS
-------
STATEMENTS OF NET ASSETS
-------

DECEMBER 31, 1999

                                                                          VALUE
                                                       SHARES              (000)
--------------------------------------------------------------------------------
COMMON STOCKS (100.1%)
(Unless otherwise noted)
--------------------------------------------------------------------------------
CZECH REPUBLIC (10.6%)
BANKING
   Ceska Sporitelna                                   304,730    U.S.$    1,412
(a)Ceska Sporitelna GDR                                16,225                75
(a)Komercni Banka                                      79,200             1,285
                                                                 --------------
                                                                          2,772
                                                                 --------------
TELECOMMUNICATIONS -- INTEGRATED
   SPT Telecom                                        329,850             5,311
                                                                 --------------
UTILITIES -- ELECTRICAL & GAS
(a)Ceske Energeticke Zovady AS                        630,800             1,561
                                                                  --------------
                                                                          9,644
                                                                  --------------
--------------------------------------------------------------------------------
HUNGARY (22.0%)
BANKING
   OTP Bank Rt. GDR                                    24,300             1,415
   OTP Bank Rt.                                        28,971             1,697
                                                                  --------------
                                                                          3,112
                                                                  --------------
CHEMICALS
   BorsodChem Rt. GDR                                  14,700               584
   Tiszai Vegyi Kombinat Rt.                           57,600             1,100
                                                                  --------------
                                                                          1,684
                                                                  --------------
HEALTH & PERSONAL CARE
   Gedeon Richter Rt.                                  14,000               920
                                                                  --------------
LEISURE & TOURISM
   Danubius Hotel and Spa Rt.                          32,920               600
                                                                  --------------
TELECOMMUNICATIONS -- INTEGRATED
   Matav Rt.                                          742,591             5,206
   Matav Rt. ADR                                      212,429             7,647
                                                                  --------------
                                                                         12,853
                                                                  --------------
TRANSPORTATION -- ROAD & RAIL
   North American Bus Industries Rt.                   20,031               420
                                                                  --------------
UTILITIES -- ELECTRICAL & GAS
   Demasz Rt. GDR                                      26,250               394
                                                                  --------------
                                                                         19,983
                                                                  --------------
--------------------------------------------------------------------------------
POLAND (19.9%)
BANKING
   BRE                                                 32,959             1,044
   Powszechny Bank Kredytowy                           30,893               706
   Wielkopolski Bank Kredytowy                        265,369             1,797
                                                                  --------------
                                                                          3,547
                                                                  --------------
DATA PROCESSING & REPRODUCTION
   Prokom                                               4,223               131
   Prokom GDR                                          67,860             1,058
                                                                  --------------
                                                                          1,189
                                                                  --------------
MISC. MATERIALS & COMMODITIES
   KGHM Polska Miedz                                  356,961             2,245
   KGHM Polska Miedz GDR                               41,000               515
                                                                  --------------
                                                                          2,760
                                                                  --------------
--------------------------------------------------------------------------------
TELECOMMUNICATIONS -- INTEGRATED
   Telekomunikacja Polska GDR                         985,270     U.S.$   6,404
                                                                  --------------

TEXTILES & APPAREL
(a)Polski Koncern Naftowy                             103,355               630
(a)Polski Koncern Naftowy GDR                          75,000               938
                                                                  --------------
                                                                          1,568
                                                                  --------------
WHOLESALE & INTERNATIONAL TRADE
(a)Elektrim                                           265,348             2,631
                                                                  --------------
                                                                         18,099
                                                                  --------------
--------------------------------------------------------------------------------
RUSSIA (47.6%)
BROADCASTING & PUBLISHING
(a,b)Storyfirst Communications 'A' (Preferred)          1,920               818
                                                                  --------------
ENERGY SOURCES
   LUKoil Holdings-Sponsored ADR                      244,798            12,362
(a)LUKoil Holdings                                    197,000             2,561
   Surgutneftegaz ADR                                 825,772            14,348
                                                                  --------------
                                                                         29,271
                                                                  --------------
TELECOMMUNICATIONS -- INTEGRATED
(a,b)Mustcom                                        9,526,809             1,880
                                                                  --------------
TELECOMMUNICATIONS -- LONG DISTANCE
(a)Rostelecom ADR                                      68,700             1,159
                                                                  --------------
UTILITIES -- ELECTRICAL & GAS
   Unified Energy Systems                          20,739,846             2,489
   Unified Energy Systems GDR                         574,500             7,612
                                                                  --------------
                                                                         10,101
                                                                  --------------
                                                                         43,229
                                                                  --------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (Cost U.S.$73,675)                                                    90,955
                                                                  --------------
--------------------------------------------------------------------------------
                                                    FACE
                                                   AMOUNT
                                                    (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (1.3%)
--------------------------------------------------------------------------------
UNITED STATES (1.3%)
  Chase Securities, Inc., 2.60%,
    dated 12/31/99, due 1/3/00, to be
    repurchased at U.S.$1,206,
    collateralized by U.S.$1,235
    United States Treasury Note,
    6.125%, due 12/31/01, valued at
    U.S.$1,232
    (Cost U.S.$1,206)                              U.S.$1,206            1,206
                                                                  --------------
--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                                                      AMOUNT             AMOUNT
                                                       (000)              (000)
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.4%)
  (Cost U.S.$74,881)                                              U.S.$  92,161
                                                                  --------------
--------------------------------------------------------------------------------

OTHER ASSETS (0.0%)
  Dividends Receivable                          U.S.$       8
  Other Assets                                              1                 9
                                                          ----      -----------
--------------------------------------------------------------------------------

LIABILITIES (-1.4%)
  Payable For:
    Bank Overdraft                                       (845)
    Custodian Fees                                       (172)
    Investment Advisory Fees                             (101)
    Professional Fees                                     (73)
    Shareholder Reporting Expenses                        (47)
    Directors' Fees and Expenses                          (25)
    Administrative Fees                                   (12)
    Investments Purchased                                 (10)
  Other Liabilities                                        (6)           (1,291)
                                                          ----       -----------
--------------------------------------------------------------------------------

NET ASSETS (100%)
  Applicable to 4,459,748, issued and
    outstanding U.S.$0.01 par value
    shares (500,000,000 shares authorized)                       U.S.$   90,879
                                                                 ---------------
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE                                        U.S.$    20.38
                                                                 ---------------
--------------------------------------------------------------------------------
AT DECEMBER 31, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
  Common Stock                                                   U.S.$       45
  Capital Surplus                                                        91,847
  Accumulated Net Investment Loss                                           (71)
  Accumulated Net Realized Loss                                         (18,209)
  Unrealized Appreciation on Investments and
    Foreign Currency Translations                                        17,267
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                 U.S.$   90,879
                                                                 ---------------
--------------------------------------------------------------------------------
(a) -- Non-income producing.
(b) -- Security is valued at fair value -- see note A1 to financial statements
ADR -- American Depositary Receipt.
GDR -- Global Depositary Receipt.



SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
CLASSIFICATION -- DECEMBER 31, 1999


                                                                        PERCENT
                                                        VALUE            OF NET
INDUSTRY                                                (000)            ASSETS
--------------------------------------------------------------------------------
Banking                                           U.S.$ 9,431              10.4%
Broadcasting & Publishing                                 818               0.9
Chemicals                                               1,684               1.8
Data Processing & Reproduction                          1,189               1.3
Energy Sources                                         29,271              32.2
Health & Personal Care                                    920               1.0
Leisure & Tourism                                         600               0.8
Misc. Materials & Commodities                           2,760               3.0
Telecommunications -- Integrated                       26,448              29.1
Telecommunications -- Long Distance                     1,159               1.3
Textiles & Apparel                                      1,568               1.7
Transportation -- Road & Rail                             420               0.4
Utilities -- Electrical & Gas                          12,056              13.3
Wholesale & International Trade                         2,631               2.9
Other                                                   1,206               1.3
                                                --------------         ---------
                                                 U.S.$ 92,161             101.4%
                                                --------------         ---------
                                                --------------         ---------
--------------------------------------------------------------------------------
SUMMARY OF TOTAL INVESTMENTS BY COUNTRY -- DECEMBER 31, 1999
                                                                        PERCENT
                                                        VALUE            OF NET
COUNTRY                                                 (000)            ASSETS
--------------------------------------------------------------------------------
Czech Republic                                          9,644              10.6%
Hungary                                                19,983              22.0
Poland                                                 18,099              19.9
Russia                                                 43,229              47.6
United States (short-term investments)                  1,206               1.3
                                                --------------         ---------
                                                 U.S.$ 92,161             101.4%
                                                --------------         ---------
                                                --------------         ---------
--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                                                                                                           YEAR ENDED
                                                                                                       DECEMBER 31, 1999
STATEMENT OF OPERATIONS                                                                                       (000)
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Dividends.........................................................................................  U.S.$        221
    Less: Foreign Taxes Withheld......................................................................               (49)
---------------------------------------------------------------------------------------------------------------------------
      Total Income....................................................................................               172
---------------------------------------------------------------------------------------------------------------------------
EXPENSES
    Investment Advisory Fees .........................................................................             1,075
    Custodian Fees....................................................................................               164
    Administrative Fees...............................................................................               133
    Shareholder Reporting Expenses....................................................................               114
    Professional Fees.................................................................................               100
    Directors' Fees and Expenses......................................................................                36
    Amortization of Organization Costs................................................................                44
    Other Expenses....................................................................................                24
---------------------------------------------------------------------------------------------------------------------------
      Total Expenses..................................................................................             1,690
---------------------------------------------------------------------------------------------------------------------------
        Net Investment Loss...........................................................................            (1,518)
---------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
    Investment Securities Sold........................................................................             7,512
    Foreign Currency Transactions.....................................................................              (299)
---------------------------------------------------------------------------------------------------------------------------
      Net Realized Gain...............................................................................             7,213
---------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
    Appreciation on Investments.......................................................................            28,304
    Appreciation on Foreign Currency Translations.....................................................                 9
---------------------------------------------------------------------------------------------------------------------------
      Change in Unrealized Appreciation/Depreciation..................................................            28,313
---------------------------------------------------------------------------------------------------------------------------
Total Net Realized Gain and Change in Unrealized Appreciation/Depreciation............................            35,526
---------------------------------------------------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............................................U.S.$       34,008
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

                                                                                      YEAR ENDED           YEAR ENDED
                                                                                  DECEMBER 31, 1999    DECEMBER 31, 1998
STATEMENT OF CHANGES IN NET ASSETS                                                       (000)                (000)
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
  Net Investment Loss........................................................    U.S.$     (1,518)    U.S.$        (823)
  Net Realized Gain (Loss)...................................................               7,213               (25,872)
  Change in Unrealized Appreciation/Depreciation.............................              28,313               (40,832)
------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations............              34,008               (67,527)
------------------------------------------------------------------------------------------------------------------------
Distributions:
  In Excess of Net Realized Gains............................................                --                  (3,351)
------------------------------------------------------------------------------------------------------------------------
  Total Distributions........................................................                --                  (3,351)
------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Reinvestment of Distributions (0 and 32,748 shares, respectively)..........                --                     579
  Repurchase of Shares (307,500 and 270,500 shares, respectively)............            (3,438)                 (2,463)
------------------------------------------------------------------------------------------------------------------------
  Net Decrease in Net Assets Resulting from Capital Share Transactions.......            (3,438)                 (1,884)
------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)..................................................            30,570                 (72,762)

Net Assets:
  Beginning of Period........................................................            60,309                 133,071
------------------------------------------------------------------------------------------------------------------------
  End of Period (including accumulated net investment loss/undistributed net
    investment income of U.S.$(71) and U.S.$1, respectively).................        U.S.$     90,879    U.S.$    60,309
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                                                YEAR ENDED DECEMBER 31,                      PERIOD FROM
                                                       ------------------------------------------      SEPTEMBER 30, 1996* TO
SELECTED PER SHARE DATA AND RATIOS:                        1999          1998             1997            DECEMBER 31, 1996
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.................. U.S.$ 12.65   U.S.$ 26.59     U.S.$  20.77             U.S.$  20.00
------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)..........................       (0.34)        (0.17)           (0.38)                    0.06
Net Realized and Unrealized Gain (Loss) on Investments        7.91        (13.21)            9.88                     0.78
------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations..................        7.57        (13.38)            9.50                     0.84
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  Net Investment Income...............................          --            --               --                    (0.07)
  Net Realized Gain...................................          --            --            (3.68)                      --
  In Excess of Net Realized Gain......................          --         (0.67)              --                       --
------------------------------------------------------------------------------------------------------------------------------
    Total Distributions...............................          --         (0.67)           (3.68)                   (0.07)
------------------------------------------------------------------------------------------------------------------------------
Anti-Dilutive Effect of Shares Repurchased............        0.16          0.11               --                       --
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD........................ U.S.$ 20.38    U.S.$12.65     U.S.$  26.59              U.S.$ 20.77
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD................. U.S.$ 16.88    U.S.$ 9.81     U.S.$  23.88              U.S.$ 18.00
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
  Market Value........................................       71.98%       (57.34)%          53.53%                   (9.72)%
  Net Asset Value (1).................................       61.11%       (50.62)%          48.19%                    4.18%
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)................. U.S.$90,879   U.S.$60,309     U.S.$133,071             U.S.$103,945
------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets...............        2.51%         2.51%            2.50%                    3.30%**
Ratio of Net Investment Income (loss) to Average Net
  Assets..............................................       (2.25)%       (0.89)%          (1.27)%                   1.15%**
Portfolio Turnover Rate...............................         161%           96%              71%                       2%
------------------------------------------------------------------------------------------------------------------------------

*   Commencement of operations.
**  Annualized.
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999
-----

     Morgan Stanley Dean Witter Eastern Europe Fund, Inc. (formerly Morgan Stanley Russia & New Europe Fund, Inc.) (the "Fund") was incorporated in Maryland on February 3, 1994 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. The following significant accounting policies, which are in conformity with generally accepted accounting principles for investment companies, are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. All non-equity securities as to which market quotations are readily available are valued at their market values. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by the Board of Directors, although the actual calculations may be done by others. At December 31, 1999, securities valued at $2,698,000 representing 3.0% of net assets have been fair valued. The amounts realized upon disposition of such fair valued securities may differ from the assigned valuations and such differences could be material.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income.
     Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

     The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

3. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

       - investments, other assets and liabilities - at the prevailing rates of exchange on the valuation date;

       - investment transactions and investment income - at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund may use derivatives to achieve its investment objective. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. LOAN AGREEMENTS: The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. The Fund's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. The Fund's investment in Participations typically results in the Fund having a contractual relationship with only the Lender and not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation and any intermediaries between the Lender and the Fund. When the Fund purchases Assignments from Lenders it acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

7. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such assets as segragated on the Fund's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

8. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

     Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

9. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

10. OVER-THE-COUNTER TRADING: Securities and other derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

The Fund did not invest in Loan Agreements, Forward Commitments and When Issued/Delayed Delivery Securities, Swap Agreements, Structured Securities, or participate in Over-the-Counter Trading during the year ended December 31, 1999.

11. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured.

     The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

     Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

     Permanent book and tax basis differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Dean Witter Investment Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.60% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.09% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator.

D. The Chase Manhattan Bank serves as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. For the year ended December 31, 1999, the Fund made purchases and sales totaling $107,331,000 and $110,133,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. During the year ended December 31, 1999, the Fund incurred $68,000 of brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliated broker/dealer. At December 31, 1999, the U.S. Federal income tax cost basis of securities was $76,058,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $16,103,000, of which $25,453,000 related to appreciated securities and $9,350,000 related to depreciated securities. At December 31, 1999, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $17,030,000 available to offset future capital gains which will expire on December 31, 2006. During the year ended December 31, 1999, the Fund utilized capital loss carryforwards, for U.S. Federal income tax purposes, of approximately $6,860,000. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. For the year ended December 31, 1999 the Fund intends to elect to defer to January 1, 2000, for U.S. Federal income tax purposes, post-October currency losses of $50,000.

As of December 31, 1999, the permanent differences are primarily due to net operating losses that are not available to be carried forward for income tax purposes and differing book and tax treatments related to net foreign currency losses. To reflect reclassifications arising from the permanent differences, accumulated net investment loss was credited $1,446,000, accumulated net realized losses was credited $299,000 and paid in capital was charged $1,745,000.

F. A significant portion of the Fund's assets consist of securities of issuers located in emerging markets or which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Securities in emerging markets involve certain considerations and risks not typically associated with investments in the United States. In addition to smaller size, lesser liquidity and greater volatility, certain securities' markets in which the Fund may invest are less developed than the U.S. securities market and there is often substantially less publicly available information about these issuers. Further, emerging market issues may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty. Accordingly, the price which the Fund may realize upon sale of securities in such markets may not be equal to its value as presented in the financial statements.

Settlement and registration of securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, there currently exists no central registration system and the share registrars may not be subject to effective state supervision. It is possible the Fund could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Fund to further risk of loss in the event of a failure to complete the transaction by the counterparty.

G. In connection with its organization the Fund incurred $80,000 of organization costs. The organization costs have been amortized on a straight-line basis over a five year period beginning September 30, 1996, the date the Fund commenced operations. Due to a change in accounting principles, the balance of unamortized organization costs at December 31, 1998 was charged to expense in 1999.

H. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. At December 31, 1999, the deferred fees payable, under the Plan, totaled $25,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

I. On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. For the year ended December 31, 1999, the Fund repurchased 307,500 or 6.45% shares of its Common Stock at an average price per share of $11.13, plus $15,000 in commissions, and an average discount of 17.78% from net asset value per share. For the year ended December 31, 1998, the Fund repurchased 270,500 shares or 5.37% of its Common Stock at an average price per share of $9.05, plus $15,000 in Commissions, and an average discount of 17.78% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

REPORT OF INDEPENDENT ACCOUNTANTS
-----------
To the Shareholders and Board of Directors of Morgan Stanley Dean Witter Eastern Europe Fund, Inc.
(formerly Morgan Stanley Russia & New Europe Fund, Inc.)



In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Eastern Europe Fund, Inc. (the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period September 30, 1996 (Commencement of Operations) through December 31, 1996, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

February 18, 2000

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Participants who wish to withdraw from the Plan should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                    Morgan Stanley Dean Witter Eastern Europe Fund, Inc. American Stock Transfer & Trust Company
                    Dividend Reinvestment and Cash Purchase Plan
                    40 Wall Street
                    New York, NY 10005
                    1-800-278-4353

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